UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

P & F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 Par Value	PFIN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

P&F Industries, Inc. (the “Company”) is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the “Quarterly Report”), originally due on May 15, 2020, in reliance on an order (the “SEC Order”) issued by the Securities and Exchange Commission on March 25, 2020 under Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465), regarding reporting exemptions granted to certain public companies that are unable to timely comply with their filing obligations as a result of the COVID-19 pandemic.

The significant decline in economic activity caused by the COVID-19 pandemic has negatively impacted the Company’s operations and the demand for many of the Company’s products. These and other effects of the rapid deterioration in global economic conditions caused by COVID-19 required the Company to evaluate certain assets at March 31, 2020 for impairment. As a result of the time required to complete such impairment analyses, the disruptions to the Company’s operations as a result of many employees involved in financial reporting working remotely due to governmental orders and other safety measures, and other matters relating to the COVID-19 pandemic, the Company required additional time to complete the preparation of the Quarterly Report. The Company, relying on the SEC Order, expects to file the Quarterly Report on or about May 19, 2020 but no later than June 29, 2020, which is 45 days from the original due date.

Risks Relating to COVID-19

The following risk factor updates the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Form 10-K”) in the section entitled “Item 1A. Risk Factors” by replacing the first risk factor therein in its entirety with the risk factor set forth below. The impact of COVID-19 may also exacerbate the other risks discussed in the Form 10-K.

Risks related to the global outbreak of COVID-19 and other public health crises. The Company faces risks related to pandemics, epidemics and other public health crises, including the global outbreak of COVID-19, which has reached and disrupted areas in which the Company has operations, suppliers, customers and employees. The COVID-19 pandemic and actions taken by governments and others in response have resulted in, and may continue to cause, the slowdown of the businesses of certain of the Company’s customers and the closure of certain of the Company’s customers’ facilities which in turn has reduced and may continue to reduce demand for some of the Company’s products. Additionally, certain of the Company’s products and parts are manufactured overseas. The COVID-19 pandemic has delayed supply from certain of the Company’s overseas suppliers, and the Company is unable to predict the ultimate duration of such disruptions in supply, whether products or parts from other suppliers will also be delayed, whether such disruptions will become material to the Company and whether, if necessary, the Company will be able to secure such products or parts from alternate suppliers on favorable terms or at all. Moreover, the Company may need to close certain of its facilities in response to the COVID-19 pandemic. The COVID-19 pandemic has also impacted the Company’s operations, including by causing many of its employees to work remotely or in shifts designed to minimize exposure. There is also a heightened risk that a significant portion of the Company’s workforce will suffer illness or otherwise not be permitted or be unable to work. The Company cannot predict whether any of these disruptions will continue or whether its operations will experience more significant or frequent disruptions in the future. Any measures the Company implements to mitigate these risks and disruptions may not be successful.

The circumstances surrounding the COVID-19 pandemic continue to evolve and it is not possible to predict the full nature and extent of the impacts of the COVID-19 pandemic. However, the Company expects the continued spread of COVID-19 and reactions by governments and others to continue to cause an economic slowdown that could be significant and, therefore, could extend the duration of the period of reduced demand for the Company’s products and disruption of its supply chain. Additionally, deteriorating economic conditions could result in material impairment charges in the value of certain of the Company’s assets. Moreover, circumstances surrounding the COVID-19 pandemic have negatively impacted global financial markets leading to greater volatility and decreased access to capital. If such conditions continue, the Company’s ability to finance its operations and expenditures may be negatively impacted. Any of the risks set forth in this paragraph and the preceding paragraph could have a material adverse effect on our business, results of operations and financial position.

Additional public health crises could also emerge in the future, including other pandemics or epidemics. Such public health crises could pose further risks to the Company and could also have a material adverse effect on our business, results of operations and financial position.

FORWARD LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 (the “Reform Act”) provides safe harbor for forward-looking statements made by or on behalf of the Company. The Company and its representatives may, from time to time, make written or verbal forward-looking statements, including statements contained in the Company’s filings with the Securities and Exchange Commission and in its reports to shareholders. Generally, the inclusion of the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “would,” “could,” “should” and their opposites and similar expressions identify statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and that are intended to come within the safe harbor protection provided by those sections. Any forward-looking statements contained herein, including those related to the Company’s future performance, are based upon the Company’s historical performance and on current plans, estimates and expectations. All forward-looking statements involve risks and uncertainties. These risks and uncertainties could cause the Company’s actual results for all or part the 2020 fiscal year and beyond to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company for a number of reasons including, but not limited to:

•	Risks related to the global outbreak of COVID-19 and other public health crises;
•	Exposure to fluctuations in energy prices;
•	Debt and debt service requirements;
•	Borrowing and compliance with covenants under our credit facility;
•	Disruption in the global capital and credit markets;
•	The strength of the retail economy in the United States and abroad;
•	Risks associated with sourcing from overseas;
•	Importation delays;
•	Risks associated with Brexit;
•	Customer concentration;
•	Adverse changes in currency exchange rates;
•	Impairment of long-lived assets and goodwill;
•	Unforeseen inventory adjustments or changes in purchasing patterns;
•	Market acceptance of products;
•	Competition;
•	Price reductions;
•	Interest rates;
•	Litigation and insurance;
•	Retention of key personnel;
•	Acquisition of businesses;
•	Regulatory environment;
•	The threat of terrorism and related political instability and economic uncertainty;
•	Information technology system failures and attacks;

and those other risks and uncertainties described in the Company’s most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other reports and statements filed by the Company with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. The Company cautions you against relying on any of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: May 15, 2020
	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President,
Chief Operating Officer and
Chief Financial Officer